SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                           February 25, 1998


    RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                       (Exact name of the registrant
                     as specified in its charter)


                           33-92096, 33-80419
Delaware                     333-28025                        41-1808858

(State or other             (Commission                     (I.R.S. Employee
jurisdiction of            File No.)                        Identification No.)
Incorporation)


8400 Normandale Lake Boulevard                                   55437
Minneapolis, Minnesota
(Address of Principal                                         (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the February 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


Master Serviced by Residential Funding Corporation

1996-HS1 RFM2 1996-HS2  RFM2 1996-HS3 RFM2 1995-1 RFM2  1996-RHS4  RFM2 1997-HI1
RFM2 1997-HS2 RFM2 1997-HI3 RFM2 1997-GMACM4 RFM2 1997-HS5 RFM2 1997-WH14GR1RFM2
1997-WH1LGR2RFM2 1997NWH9 RFM2 1997-WH14GR2RFM2 1997WH16 RFM2 1998-HS1 RFM2 ->

Item 7. Financial  Statements and Exhibits

(a)  See attached monthly reports

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

   By:  /s/Davee Olson
 Name: Davee Olson
Title: Chief Financial Officer
       and Treasurer
Dated: February 25, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

   By:
 Name: Davee Olson
Title: Chief Financial Officer
       and Treasurer
Dated: February 25, 1998